Trade Payables and Other Liabilities	12 Months Ended
Dec. 31, 2018
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Trade Payables and Other Liabilities

14. TRADE PAYABLES AND OTHER LIABILITIES

TRADE PAYABLES

Trade payables are initially recognised at fair value less any directly attributable transaction costs. Trade payables are subsequently measured at amortised cost, using the effective interest method.

OTHER LIABILITIES

Other liabilities are initially recognised at fair value less any directly attributable transaction costs. Subsequent measurement depends on the type of liability:

•	Accruals are subsequently measured at amortised cost, using the effective interest method.

•	Social security and sundry taxes are subsequently measured at amortised cost, using the effective interest method.

•	Deferred consideration is subsequently measured at fair value with changes in the income statement as explained below.

•	Others are subsequently measured either at amortised cost, using the effective interest method or at fair value, with changes being recognised in the income statement.

Deferred Consideration

Deferred consideration represents any payments to the sellers of a business that occur after the acquisition date. These typically comprise of contingent consideration and fixed deferred consideration:

•	Fixed deferred consideration is a payment with a due date after acquisition that is not dependent on future conditions

•	Contingent consideration is a payment which is dependent on certain conditions being met in the future and is often variable

All deferred consideration is initially recognised at fair value as at the acquisition date, which includes a present value discount. Subsequently, deferred consideration is measured to reflect the unwinding of discount on the liability, with changes recognised in finance cost within the income statement. In the balance sheet it is remeasured to reflect the latest estimate of the achievement of the conditions on which the consideration is based; changes in value other than the discount unwind are recognised as acquisition and disposal-related costs within non-underlying items in the income statement.

We do not consider the fair values of trade payables and other liabilities to be significantly different from their carrying values.

Trade payables and other liabilities	€ million 2018	€ million 2017
Current: due within one year
Trade payables(a)	9,121	8,217
Accruals	3,724	3,666
Social security and sundry taxes	498	539
Deferred consideration	14	26
Others	1,100	978

	14,457	13,426

Non-current: due after more than one year
Accruals	121	146
Deferred consideration	173	485
Others	52	69

	346	700

Total trade	14,803	14,126

(a)

2018 includes €311 million due to KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide certain services for up to two years from completion of the disposal and pays KKR for amounts collected on its behalf. See also trade receivables on page 103.

Included in others are certain derivatives, withholding tax on dividends and third-party payables related to audit and agency fees.

Deferred Consideration

At 31 December 2018 the total balance of deferred consideration for acquisitions is €187 million (2017: €511 million), of which contingent consideration is €142 million (2017: €445 million). These contingent consideration payments fall due up until 2024 with a maximum possible total payment of €1,082 million. The movement during 2018 is mainly due to release of contingent consideration relating to Blueair which arose from early settlement through cash payment of €122 million and a non-cash credit to operating profit of €277 million.